UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                      Date of report (Date of earliest event reported)   July 6, 2007

inVentiv Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

                       0-30318         52-2181734
        (Commission File Number)        (IRS Employer Identification No.)

        Vantage Court North, 200 Cottontail Lane, Somerset, New Jersey        08873
       (Address of Principal Executive Offices)                                        (Zip Code)

(800) 416-0555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Current Report on Form 8-K filed by the registrant on the date hereof is amended to add the following information:

Item 3.03. Material Modifications to Rights of Security Holders.

The Credit Agreement prohibits the payment of dividends by inVentiv. inVentiv has not declared cash dividends in the past and has no plans to do so in the foreseeable future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTIV HEALTH, INC.

Date : July 12, 2007           By /s/ David Bassin
           Name: David Bassin
           Title: Chief Financial Officer and Secretary
       (Principal Accounting and Financial Officer)